EXHIBIT 99


Eisner	 Eisner LLP
		 Accountants and Advisors
		 750 Third Avenue
		 New York, NY 10017-2703
		 Tel: 212.949.8700 Fax: 212.891.4100
		 www.eisnerllp.com

June 7, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   Surge Components, Inc.

Gentlemen:

We have read item 4 of Form 8-K dated
June 7, 2002 of Surge Components, Inc. and are in agreement with the statements concerning our firm. We have no basis to agree or disagree with other statements of the registrant contained therein. We did not conduct a review of the financial statements of Surge
Components, Inc. for any period subsequent to February 28, 2002.

Very truly yours,


/s/ Eisner LLP_____
Eisner LLP
(formerly Richard A. Eisner & Company, LLP)